UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2013 (June 25, 2013)

LAREDO PETROLEUM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74,119
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (918) 513-4570

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 25, 2013, Laredo Petroleum Holdings, Inc. (the “Company”) was informed that Warburg Pincus Private Equity IX, L.P., Warburg Pincus X Partners, L.P. and Warburg Pincus Private Equity X O&G, L.P. (together, "Warburg Pincus") initiated a pro rata distribution (the "Distribution") to certain of the Warburg Pincus limited partners of 3,515,263 shares of the Company's stock (the "Stock"). The Distribution represents approximately 4% of Warburg Pincus' holdings of Company stock prior to the Distribution. The Distribution is effective as of June 25, 2013 and it is expected that the Stock will be delivered to the Warburg Pincus limited partners on July 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

June 26, 2013	By:	/s/ Kenneth E. Dornblaser
Kenneth E. Dornblaser
Senior Vice President and General Counsel